Noble Corporation plc First Quarter 2025 Earnings Conference Call April 29, 2025

Disclaimer Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of Noble Corporation plc (“Noble” or the “Company”), those regarding future guidance, revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, capital allocation expectations, including planned dividends and share repurchases, contract backlog, including projections for the achievement of performance incentives, rig demand, expected future contracts, options or extensions on existing contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales or the retirement of rigs, access to capital, fleet condition and utilization, timing and amount of insurance recoveries and 2025 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as net cash provided by (used in) operating activities less capital expenditures net of proceeds from insurance claims; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and net leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Noble believes these metrics and performance measures are widely used by the investment community and are useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures may have differing calculations among companies and investment professionals and a non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Please see the Appendix to this communication for more information regarding the non-GAAP measures in this communication. Additionally, due to the forward-looking nature of Adjusted EBITDA and capital expenditures (net of reimbursements), management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort. Contract Backlog The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension, delays for a variety of reasons, and for certain customers, reallocation of term among contracted rigs, including some beyond Noble’s control. The contract backlog represents the maximum contract drilling revenues that can be earned considering the contractual operating dayrate in effect during the firm contract period. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond Noble’s control. The dayrates do not include revenue for mobilizations, demobilizations, performance incentives, upgrades, contract preparation, shipyards or recharges, unless specifically otherwise stated. Backlog herein reflects approximately 40% assumed performance revenue realized on a combined basis under the recently announced Shell (US) and Total (Suriname) contracts. 2

Summary

$2.2-$2.7B and ~15 Rig Years in New Contracts, Backlog +30% to $7.5B(1)

Multi-year / multi-rig Shell and Total awards, Discoverer, Viking, Regina Allen, Intrepid

Resilient Return of Capital Program

~$100M capital returned in Q1 via $0.50 dividend and $20M buybacks. Q2 dividend maintained at $0.50 per share

Q1 Adjusted EBITDA of $338M, Free Cash Flow of $173M

Integration progressing well with approximately 70% of synergies realized on a run-rate basis

2025 Outlook Maintained: Adjusted EBITDA $1,050M-$1,150M

Total Revenues $3,250-$3,450M, capital expenditures (net of reimbursements) $375-$425M

1) New Contracts and Backlog as compared to February 17, 2025. $7.5B reflects approximately 40% assumed performance revenue realized on a combined basis under the recently announced Shell (US) and Total (Suriname) contracts.

NOBLE

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First Quarter Financial Highlights Adjusted EBITDA $338M $319M Capital expenditures, net of insurance proceeds $98M $134M Free cash flow $173M $2M Net debt $1,675M $1,733M Backlog $7.5B(1) $5.8B Liquidity $834M $773M Adjusted EBITDA margin 39% 34% Net Leverage 1.2x 1.4x 4 Prior quarter figures for Q4 2024 shown below 1) Reflects approximately 40% assumed performance revenue realized on a combined basis under the recently announced Shell (US) and Total (Suriname) contracts.

Current Backlog Stands at $7.5(1) Billion 2025 2026 2027 2028 Floaters Jackups 58% 41% 20%29% Percentage of available days committed2 Backlog ($B) and Contract Coverage 5 1.9 2.1 1.5 1.1 1) Reflects approximately 40% assumed performance revenue realized on a combined basis under the recently announced Shell (US) and Total (Suriname) contracts. 2) Committed days on total marketed fleet of 38 rigs, excluding two retired rigs, per 4/28/2025 fleet status report. 3) 2025 backlog represents remainder of the year, from 4/28/25. 2029-2031 0.9 5%

2025 2026 2027 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Noble Bob Douglas (7g dual BOP) Noble BlackHawk (7g dual BOP) Noble Tom Madden (7g dual BOP) Ocean BlackHornet (7g dual BOP) Noble Viking (7g) Ocean BlackLion (7g dual BOP) Noble BlackRhino (7g dual BOP) Noble Sam Croft (7g dual BOP) Noble Venturer (7g dual BOP) Noble Gerry de Souza (6g dual BOP) Noble Voyager (7g dual BOP) Noble Globetrotter I (6g) Noble Globetrotter II (6g) Noble Valiant (7g dual BOP) Noble Stanley Lafosse (7g dual BOP) Noble Faye Kozack (7g dual BOP) Noble Don Taylor (7g dual BOP) Firm contract period 6 Recent Highlights • Shell US Gulf Award: Voyager and another V- class drillship TBN, 4 years in the US Gulf, plus four 1-year options each at mutually agreed rates. • TotalEnergies Award: V-class drillship TBN, 16 wells (est 1,060 days) in Suriname. Plus four one-well extension options. • Viking: one well plus one option with Shell Brunei Petroleum (Q4 2025). Drillship Fleet Overview Options As of 4/28/25 fleet status – placeholder contract assignments reflected for Valiant and Venturer – specific Shell and Total rig assignments remain TBD.

Semisubmersible Fleet Overview


2025
2026
2027
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Ocean GreatWhite (HE 6g)
Ocean Courage (6g)
Ocean Apex (5g)
Noble Endeavor (HE 5g)
Noble Patriot (HE 3g)

Recent Highlights

- Developer: 16 wells (est 1,060 days) with TotalEnergies in Suriname. Plus four one-well extension options.
- Discoverer: 390 day option exercised by Petrobras Colombia.

As of 4/28/25 fleet status

Firm contract period   Options

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Jackup Fleet Overview


2025
2026
2027
Q1
Q2
Q3
Q4
ULTRA HARSH ENVIRONMENT
Noble Innovator (CJ70)
Noble Integrator (CJ70)
Noble Interceptor (CJ70)
Noble Intrepid (CJ70)
Noble Invincible (CJ70)
HARSH ENVIRONMENT
Noble Reacher (CJ50)
Noble Resilient (CJ50)
Noble Resolute (CJ50)
Noble Resolve (CJ50)
Noble Highlander (JU-2000E)
Noble Tom Prosser (JU-3000N)
Noble Mick O'Brien (JU-3000N)
Noble Regina Allen (JU-3000N)

As of 4/28/25 fleet status

Firm contract period   Options

Recent Highlights

- Regina Allen: one well (est 65 days) in Suriname
- Intrepid: one well (est 50-90 days) in Norway

NOBLE

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Financial Overview ($ millions) Quarter End 3/31/2025 Quarter End 12/31/2024 Revenue 874 927 Adjusted EBITDA 338 319 margin % 39% 34% Net Income 108 97 Diluted EPS 0.67 0.59 Cash flow from operations 271 136 Cash paid for capital expenditures, net of proceeds from insurance claims 98 134 Free cash flow 173 2 Net debt 1 1,675 1,733 Net Leverage 2 1.2x 1.4x Liquidity 3 834 773 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Net Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 3/31/25 liquidity includes $304 million cash and cash equivalents plus $530 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 11. 9

Full Year 2025 Guidance, Unchanged Revenue 3,250 – 3,450 Adjusted EBITDA 1,050 – 1,150 Capital Expenditures, net of reimbursements 375 – 425 $ millions 10

Appendix: Reconciliation to GAAP Measures 11 Reconciliation of Adjusted EBITDA Three Months Ended March 31, Three Months Ended 2025 2024 December 31, 2024 Net income (loss) $ 108,303 $ 95,481 $ 96,648 Income tax (benefit) provision 40,406 (10,213) 27,814 Interest expense, net of amounts capitalized 40,467 17,544 39,720 Interest income and other, net (1,837) 4,735 6,812 Depreciation and amortization 143,137 86,698 141,279 Amortization of intangible assets and contract liabilities, net (7,450) (20,353) (13,452) Gain on bargain purchase — — — Merger and integration costs 14,920 9,331 20,261 (Gain) loss on sale of operating assets, net — — — Hurricane losses and (recoveries), net — — — Adjusted EBITDA $ 337,946 $ 183,223 $ 319,082 Total revenue $ 874,487 $ 637,084 $ 927,341 Adjusted EBITDA margin 39% 29% 34 % Reconciliation of Free Cash Flow and Capital expenditures, net of proceeds from insurance claims Three Months Ended March 31, Three Months Ended 2025 2024 December 31, 2024 Net cash provided by (used in) operating activities $ 271,060 $ 128,689 $ 136,214 Capital expenditures (113,536) (166,610) (140,662) Proceeds from insurance claims 15,391 — 6,871 Free cash flow $ 172,915 $ (37,921) $ 2,423 Reconciliation of Net Debt March 31, 2025 December 31, 2024 Long-term debt $ 1,978,771 $ 1,980,186 Cash and cash equivalents 303,755 247,303 Net Debt $ 1,675,016 $ 1,732,883